                      SECURITIES AND EXCHANGE COMMISSION


                             Washington, DC  20549


                                 FORM 8-K/A-2


                                CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported):     June 28, 1999



                           AGATE TECHNOLOGIES, INC.
              (Exact name of registrant as specified in charter)



   Delaware               333-5278-NY             94-3334052
(State or other           (Commission           (IRS Employer
 jurisdiction             File Number)       Identification No.)
of incorporation)



                           46783 Lakeview Boulevard
                          Fremont, California  94538
                   (Address of principal executive offices)


Registrant's telephone number, including area code      (510) 492-5430

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS


(c)      Exhibits


27.1 Financial Data Schedule for the three months ended March 31, 1999 is attached as Exhibit 27.1.
27.2 Financial Data Schedule for the year ended December 31, 1998 is attached as Exhibit 27.2.
27.3 Financial Data Schedule for the year ended December 31, 1997 is attached as Exhibit 27.3.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            AGATE TECHNOLOGIES, INC.

                                            /s/ Francis CS Khoo
DATED: August 17, 1999
                                            By: Francis CS Khoo
                                                Chairman of the Board and CEO